SUPPLEMENT DATED FEBRUARY 14, 2006

TO THE PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 29, 2005 OF

SMITH BARNEY MONEY FUNDS, INC.—CASH PORTFOLIO

AND

TO THE PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION

DATED JULY 29, 2005 OF

SMITH BARNEY MUNICIPAL MONEY MARKET FUND, INC.

The section of each of the Prospectuses for the Funds entitled “Management—Recent Developments” is deleted and replaced with the following:

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, will be paid to the U.S. Treasury and then distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

The following information supplements certain disclosure in each of the Statements of Additional Information for the Funds:

Recent Developments

The Funds have received information from Citigroup Asset Management (“CAM”) concerning Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc (“SBAM”), investment advisory companies that are a part of CAM. The Funds receive investment advisory and administrative services from SBAM or SBFM, as the case may be. The information received from CAM is as follows:

On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBFM and SBAM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

SBFM and SBAM are cooperating with the Commission. Although there can be no assurance, SBFM and SBAM believe that these matters are not likely to have a material adverse effect on the Funds or their ability to perform their respective investment advisory services relating to the Funds.

The Commission staff’s recent notification will not affect the sale by Citigroup Inc. of substantially all of CAM’s worldwide business to Legg Mason, Inc., which Citigroup continues to expect will occur in the fourth quarter of this year.

The following supplements, and to the extent inconsistent therewith, supersedes certain disclosure in each of the Statements of Additional Information for the Funds:

Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this supplement, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

* * * *

Beginning in August 2005, five putative class action lawsuits alleging violations of federal securities laws and state law were filed against Citigroup Global Markets Inc. and Smith Barney Fund Management LLC (“SBFM,” collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in the prospectus. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds (the “Funds”), rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this supplement, Citigroup Asset Management believes that resolution of the pending lawsuits will not have a material effect on the financial position or results of operations of the Funds or the ability of SBFM and its affiliates to continue to render services to the Funds under their respective contracts.

The following supersedes any contrary information contained in the Prospectus and Statement of Additional Information for the Fund:

Transfer agent and shareholder servicing agent. Effective January 1, 2006, PFPC, Inc. (the “transfer agent”), located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distribution payable by the fund.

All references to a sub-transfer agent for the fund are hereby deleted.

For clients of a PFS Investments Inc. Registered Representative, write PFS Investments Inc. at P.O. Box 9662, Providence, Rhode Island 02940-9662.

The following supplements the sections of Prospectus entitled “Management”:

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the fund’s existing investment management contract to terminate.

As of December 1, 2005, the fund’s shareholders had not yet approved the new investment management contract. As a result, the fund’s Board has approved an interim investment management contract with the

Manager to ensure that the fund’s assets continue to be managed without interruption. If a new management contract is not approved by April 30, 2006, the interim management contract will terminate on that date. Management fees will be held in escrow and not paid to the Manager until shareholders approve the new investment management contract with the Manager. If shareholders do not approve the contract, the management fees held in escrow will be disbursed in accordance with applicable law.

Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of September 30, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $417 billion, of which approximately 21% represented assets in mutual and closed-end funds sponsored by Legg Mason and its affiliates.

The fund’s Board has appointed the fund’s current distributors, Citigroup Global Markets Inc. (“CGMI”) and PFS Investments Inc. as successor by merger to PFS Distributors, Inc. (“PFS”), and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the fund. For those funds that have adopted Rule 12b-1 Plans with respect to certain classes of shares, the fund’s Board has also approved amended and restated Rule 12b-1 Plans. CGMI, PFS and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer fund shares will continue to make the fund’s shares available to their clients. Additional Service Agents may offer fund shares in the future.

The following supplements the sections of the Prospectus entitled “Sales charges” and “More about deferred sales charges” and the section of the Statement of Additional Information (the “SAI”) entitled “Purchase of Shares” for the funds which have sales charges:

For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For Class A shares sold by CGMI, CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker-dealer commission paid out of the sales charge. CGMI will pay up to 10% of the sales charge to LMIS. For Class A shares sold by PFS, PFS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such sales charge.

A distributor may pay a commission of up to 1.00% of the purchase price of Class A shares to a Service Agent for purchases in excess of the amount at which sales loads are waived and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, for those funds that have adopted amended and restated Rule 12b-1 Plans, starting in the thirteenth month after purchase the Service Agent will also receive the distribution and service fee of up to 0.25% annually of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the distribution and service fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the distribution and service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of the commission and the annual distribution and service fee starting immediately after purchase.

LMIS will pay Service Agents other than PFS, including CGMI, selling Class B shares a commission of up to 4% of the purchase price of the Class B shares they sell and will retain the deferred sales charges paid upon certain redemptions. For Class B shares sold by PFS, PFS will pay the commission of up to 4% of the purchase price of the Class B shares sold by its Service Agents and will retain the deferred sales charges paid upon certain redemptions. Similarly, LMIS will pay Service Agents, including CGMI, selling Class C shares a commission of up to 1% of the purchase price of the Class C shares they sell and will retain the deferred sales charges paid upon certain redemptions. For those funds that have adopted amended and restated Rule 12b-1 Plans, until the thirteenth month after purchase LMIS will retain the distribution and service fee.

The procedures described in the Prospectus under the captions “Buying shares,” “Exchanging shares” and “Redeeming shares” will not change as a result of the new distribution arrangements.

Under a licensing agreement between Citigroup and Legg Mason, the name of the fund, the names of any classes of shares of the fund, and the names of investment advisers of the fund, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason and by the fund. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” “Citigroup Asset Management,” and “Davis Skaggs Investment Management”. Legg Mason and its affiliates, as well as the Manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

The following disclosure supplements the section of the SAI for each of the funds entitled “Distributors”:

Effective December 1, 2005, LMIS, located at 100 Light Street, Baltimore, Maryland 21202; CGMI, located at 388 Greenwich Street, New York, New York 10013; and PFS, located at 3100 Breckenridge Boulevard, Bldg. 200, Duluth, Georgia 30199, serve as the fund’s co-distributors pursuant to written agreements or amendments to written agreements, in each case dated December 1, 2005 that were approved by the fund’s Board on November 21, 2005 (the “Distribution Agreements”). As a result, references in the SAI to the fund’s distributors or principal underwriters include LMIS, CGMI and PFS.

The following disclosure supplements the section of the SAI for each of the funds entitled “Distribution Arrangements” or “Distributors,” as applicable to a fund:

Effective December 1, 2005, with respect to those fund classes subject to a Rule 12b-1 Plan, the fund pays service and distribution fees to each of LMIS, CGMI and PFS for the services they provide and expenses they bear under the Distribution Agreements. The expenses intended to be covered by the distribution fees include those of each co-distributor. For those funds that have adopted amended and restated Rule 12b-1 Plans, the co-distributors will provide the fund’s Board with periodic reports of amounts expended under the fund’s Rule 12b-1 Plans and the purposes for which such expenditures were made.

The following disclosure supplements the section of the SAI for each of the funds listed below entitled “Portfolio Transactions” or “Investment Management and Other Services,” as applicable to a fund:

Effective December 1, 2005, CGMI will no longer be an affiliated person of the fund under the Investment Company Act of 1940, as amended. As a result, the fund will be permitted to execute portfolio transactions with CGMI or an affiliate of CGMI as agent (but not as principal) without the restrictions applicable to transactions with affiliated persons. Similarly, the fund will be permitted to purchase securities in underwritings in which CGMI or an affiliate of CGMI is a member without the restrictions imposed by certain rules of the Securities and Exchange Commission. The Manager’s use of CGMI or affiliates of CGMI as agent in portfolio transactions with the fund will be governed by the fund’s policy of seeking the best overall terms available.

Except as noted above, the policies and procedures described in the SAI under the captions “Purchase of Shares,” “Redemption of Shares”, “Purchase, Redemption and Exchange of Shares” and “Exchange Privilege” will not change as a result of the new or amended distribution arrangements.

Shareholders with questions about the new or amended distribution arrangements are urged to contact their Service Agent.

THE FOLLOWING APPLIES TO ONLY

SMITH BARNEY MONEY FUNDS, INC.—CASH PORTFOLIO

The information set forth below supplements the information set forth in the Sections titled “Class A Shares,” “Features of Class A Shares,” “Buying Shares,” “Redeeming Shares” and “Exchanging Shares:

You may buy Class A shares directly from the Fund if you are a customer of the Legg Mason Funds Investor Services division (“FIS Customers”). FIS Customers should contact FIS for more information about buying or exchanging Fund shares.

FIS Customers who acquire Fund shares directly from the Fund or through exchange from the Legg Mason Funds may exchange their Fund shares only for Primary Class shares of a Legg Mason Fund. Be sure to read the prospectus of the fund into which you are exchanging.

Effective May 23, 2005, the clause, “redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2” contained in “Purchase of Shares—Waivers of Deferred Sales Charges” of each of the Statements of Additional Information for the Funds listed below is deleted and replaced with the following:

“redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 70 1/2.”

In addition, shareholders who purchased shares subject to a Deferred Sales Charge prior to the date of implementation of this new policy will be “grandfathered” and will be eligible to obtain the waiver at age 59 1/2 by demonstrating such eligibility at the time of redemption.

THE FOLLOWING APPLIES TO ONLY

SMITH BARNEY MUNICIPAL MONEY MARKET FUND, INC.

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus and the Statement of Additional Information:

The Board of Directors of Smith Barney Municipal Money Market Fund, Inc. (the “Company”) has approved an amendment to the Investment Management Agreement between the Company, on behalf of Smith Barney Municipal Money Market Fund, Inc. (the “Fund”), a series of the Company, and Smith Barney Fund Management LLC. Effective October 1, 2005, the Fund’s investment management fee, which is calculated daily and payable monthly, will be reduced from 0.475% of the Fund’s average daily net assets to a fee calculated in accordance with the following breakpoint schedule:

Fund’s Fee Rate Average Daily Net Assets	Current Investment Management Fee Rate	New Investment Management Fee Rate
First $1 billion	0.475%	0.450%
Next $1 billion	0.450%	0.425%
Next $3 billion	0.425%	0.400%
Next $5 billion	0.400%	0.375%
Over $10 billion	0.375%	0.350%

The terms of the amended Investment Management Agreement are the same in all other material respects as those of the current Investment Management Agreement.

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